SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[x]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                         COMMERCIAL FEDERAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
      0-11.

      1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials:___________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

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      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

                   [COMMERCIAL FEDERAL CORPORATION LETTERHEAD]




                                  April 4, 2002

                                 ANNUAL MEETING
                                  MAY 14, 2002




Dear Fellow Stockholder:

     You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Commercial Federal Corporation (the "Corporation") to be held on Tuesday, May 14, 2002, at 10:00 a.m. at the Omaha Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska. Your Board of Directors and Management look forward to greeting personally those stockholders able to attend.

     At this meeting, as set forth in the accompanying Notice of Annual Meeting and Proxy Statement, stockholders will be asked to consider and act upon the election of one director for a two-year term and three directors for three-year terms (the Board having nominated Robert J. Hutchinson for the two-year term and William A. Fitzgerald, Robert D. Taylor and Aldo J. Tesi for three-year terms) and the consideration of the Commercial Federal Corporation 2002 Stock Option and Incentive Plan. During the meeting, we will also report on the operations of the Corporation and its principal subsidiary, Commercial Federal Bank, a Federal Savings Bank. Directors and officers of the Corporation will be present to respond to any questions you may have.

     Your vote is important, regardless of the number of shares you own. We urge you to sign, date and mail the enclosed Proxy Card as soon as possible, even if you currently plan to attend the annual meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

     On behalf of your Board of Directors, thank you for your continued support.


                                           Sincerely,

                                           /s/ William A. Fitzgerald


                                           William A. Fitzgerald
                                           Chairman of the Board and
                                           Chief Executive Officer

--------------------------------------------------------------------------------
                         COMMERCIAL FEDERAL CORPORATION
                             13220 CALIFORNIA STREET
                              OMAHA, NEBRASKA 68154
                                 (402) 554-9200

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 14, 2002
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the "Meeting") of Commercial Federal Corporation (the "Corporation") will be held at the Omaha Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska, on Tuesday, May 14, 2002, at 10:00 a.m.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1. The election of one director for a two-year term and three directors for three-year terms;

     2. Approval of the Commercial Federal Corporation 2002 Stock Option and Incentive Plan; and

     3. Such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing matters at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment or postponement, the Meeting may be adjourned or postponed. Pursuant to the Bylaws of the Corporation, the Board of Directors has fixed the close of business on March 28, 2002, as the record date for determination of the stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

     You are requested to sign and date the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed postage-paid envelope. The proxy will not be used if you attend and vote at the Meeting in person.


                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Gary L. Matter


                                   GARY L. MATTER
                                   SECRETARY

Omaha, Nebraska
April 4, 2002

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AND VOTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR ENCLOSED PROXY CARD.

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                         COMMERCIAL FEDERAL CORPORATION
                             13220 CALIFORNIA STREET
                              OMAHA, NEBRASKA 68154
                                 (402) 554-9200

                       2002 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 14, 2002
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This  Proxy  Statement  and  the  enclosed  Proxy  Card  are  furnished  in connection  with the  solicitation  of  proxies  by the  Board of  Directors  of
Commercial Federal Corporation (the "Corporation"), to be used at the 2002 Annual Meeting of Stockholders of the Corporation and at any adjournments or postponements thereof (the "Meeting") which will be held at the Omaha Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska, on Tuesday, May 14, 2002, at 10:00 a.m. The accompanying Notice of Annual Meeting, this Proxy Statement and the Proxy Card are being first mailed to stockholders on or about April 4, 2002.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     The close of business on March 28, 2002, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. At that date, the Corporation had outstanding 45,264,821 shares of common stock, par value $.01 per share (the "Common Stock"). Holders of Common Stock are entitled to one vote per share for the election of directors, subject to the right to cumulate votes as described below, and upon all matters on which stockholders are entitled to vote.

     Proxies solicited by the Board of Directors of the Corporation which are properly executed and returned to the Corporation will be voted at the Meeting, and any adjournments or postponements thereof, in accordance with the directions given thereon. Executed proxies on which no directions are indicated will be voted FOR the election of the Corporation's nominees named herein and FOR approval of the Commercial Federal Corporation 2002 Stock Option and Incentive Plan (the "2002 Option Plan"). If any other matters are properly brought before the Meeting, the proxies solicited by the Board of Directors will be voted on such matters as determined by a majority of the Board. Other than the election of directors and consideration of the Option Plan, the Board of Directors is not currently aware of any other matters to be brought before the Meeting.

     The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum thereat. If a quorum is not present or represented by proxy, the stockholders entitled to vote, present or represented by proxy, have the power to adjourn the Meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is present or represented. Assuming a quorum is present, under Nebraska law directors shall be elected by a plurality of votes cast by stockholders at the Meeting (abstention and broker non-votes not being considered in determining the outcome of the election). Approval of the Option Plan requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present.

     Pursuant to the Bylaws of the Corporation and Nebraska law, every stockholder entitled to vote for the election of directors has the right to vote the number of shares owned thereby for as many persons as there are directors to be elected, or to cumulate votes by multiplying the number of shares held by such stockholder by the number of directors to be elected and to cast such votes for one director or distribute them among any number of candidates. Unless otherwise indicated by the stockholder, a vote FOR the Board of Directors' nominees on the accompanying Proxy Card will give the proxies named therein discretionary authority to cumulate all votes to which the stockholder is entitled and to allocate such votes in favor of one or more of the Board's nominees, as the proxies may determine. Additionally, executed proxies will confer discretionary authority on the proxies named therein to vote with respect to the election of any person recommended by the Board of Directors as a director where the nominee is unable to serve or for good cause will not serve (an event not now anticipated).

     Execution of a Proxy Card will not affect your right to attend the Meeting and to vote in person. A stockholder executing a proxy may revoke such proxy at any time before it is voted by (i) filing a written notice of revocation with the Secretary of the Corporation at the address provided above, (ii) filing a duly executed proxy bearing a later date, or (iii) attending and voting in person at the Meeting. Attendance at the Meeting without voting thereat will not revoke a proxy previously executed and duly submitted by you.


--------------------------------------------------------------------------------
                             PRINCIPAL STOCKHOLDERS
--------------------------------------------------------------------------------

     Persons and groups owning in excess of 5.0% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Based upon such reports, and certain other available information, the following table sets forth, as of March 28, 2002, certain information as to the Common Stock beneficially owned by each stockholder owning in excess of 5.0% of the Corporation's outstanding shares of common stock and each of the executive officers listed in the Summary Compensation Table on page 9 and by all executive officers and directors of the Corporation as a group.

                                                                            PERCENT OF SHARES
                                          AMOUNT AND NATURE OF              OF COMMON STOCK
BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP(1)              OUTSTANDING
----------------                          -----------------------           -----------------
Private Capital Management
3003 Tamiani Trail N.
Naples, Florida  34103                          2,485,705                          5.49%

Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, New Jersey  07078                  2,279,502                          5.04%

William A. Fitzgerald                             961,820 (2)                      2.10%
Robert J. Hutchinson                              105,959 (2)                       .23%
David S. Fisher                                    70,256 (2)                       .15%
Peter J. Purcell                                      682 (2)                        --
Lauren W. Kingry                                   25,522 (2)                       .06%

All Executive Officers  and Directors
   as a Group (17 persons)                      2,060,516 (2)                      4.45%

----------
(1) As to ownership of shares by executive officers and directors, includes certain shares of Common Stock owned by businesses in which the director or executive officer is an officer or major stockholder, or by spouses or as a custodian or trustee for minor children, over which shares the named individual or all executive officers and directors as a group effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(2)  Includes  472,937,   100,000,  63,333,  0,  18,700  and  1,051,481  shares,
     respectively, which Messrs. Fitzgerald, Hutchinson, Fisher, Purcell and Kingry and all executive officers and directors as a group have the right to purchase pursuant to the exercise of stock options, as well as stock held in retirement accounts or funds for the benefit of the named individuals or group.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Corporation's Board of Directors is composed of eleven members. The Corporation's Articles of Incorporation provide that directors are to be elected for terms of three years, approximately one-third of whom are to be elected annually. One director will be elected at the Meeting to serve for a two-year term or until his successor has been elected or qualified. The Board of Directors has nominated Robert J. Hutchinson for this seat. Three directors will be elected at the Meeting to serve three-year terms, or until their respective successors have been elected and qualified. The Corporation's Board of Directors has nominated William A. Fitzgerald, Robert D. Taylor and Aldo J. Tesi for these seats, all of whom are currently members of the Board. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any of the Corporation's nominees might be unavailable to serve.

     The Board of Directors intends to vote all of the shares for which it is given proxies, to the extent permitted thereunder, FOR the election of the Board's nominees and intends to cumulate votes so as to maximize the number of such nominees elected to serve as directors of the Corporation.

     The following table sets forth the names of the Board's nominees for election as directors and of those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each person's age, the year he became a director, the expiration of his term as a director, and the number and percentage of shares of Common Stock beneficially owned at March 28, 2002. At present, each director of the Corporation is also a member of the Board of Directors of the Corporation's wholly owned subsidiary, Commercial Federal Bank, a Federal Savings Bank (the "Bank").

                                         YEAR FIRST ELECTED                     SHARES OF COMMON STOCK
                            AGE AT          OR APPOINTED       CURRENT TERM      BENEFICIALLY OWNED AT     PERCENT
       NAME             MARCH 28, 2002       AS DIRECTOR         TO EXPIRE        MARCH 28, 2002 (1)      OF CLASS
       ----             --------------       -----------         ---------        ------------------      --------

                                     BOARD NOMINEE FOR TERMS TO EXPIRE IN 2004

Robert J. Hutchinson         54                 2001                2002 (2)          105,959  (3)           .23%

                                     BOARD NOMINEES FOR TERMS TO EXPIRE IN 2005

William A. Fitzgerald        64                 1984                2002              961,820  (3)          2.10%
Robert D. Taylor             55                 1996                2002              111,403  (3)           .25%
Aldo J. Tesi                 50                 1996                2002               41,889  (3)           .09%

                                           DIRECTORS CONTINUING IN OFFICE

Robert F. Krohn              68                 1984                2003              209,451  (3)           .46%
Michael P. Glinsky           57                 1997                2003               34,553  (3)           .08%
George R. Zoffinger          54                 1999                2003               21,368  (3)           .05%
Joseph J. Whiteside          60                 1999                2003               13,084  (3)           .03%
Talton K. Anderson           65                 1991                2004               94,604  (3)           .21%
Carl G. Mammel               68                 1991                2004              160,832  (3)           .36%
James P. O'Donnell           54                 1991                2004               47,369  (3)           .10%

----------
(1) Includes certain shares of Common Stock owned by businesses in which the director is an officer or major stockholder or by a spouse, or as a custodian or trustee for minor children, over which shares the named individual effectively exercises sole or shared voting and investment power, unless otherwise indicated. Also includes shares held in retirement accounts or funds for the benefit of the named individuals.
(2) Mr. Hutchinson was appointed to the Board of Directors on May 8, 2001. Under Nebraska law, a director appointed to the Board must stand for election at the next annual meeting.
(3) Includes shares totaling 472,937 (Fitzgerald), 100,000 (Hutchinson), 40,099 (Taylor), 38,676 (Tesi), 41,340 (Krohn), 33,100 (Glinsky), 20,254
     (Zoffinger), 11,972 (Whiteside), 40,407 (Anderson), 38,332 (Mammel) and 38,883 (O'Donnell) which such individuals have the right to acquire within 60 days of the Record Date pursuant to the exercise of stock options.

     The principal occupation of each director of the Corporation for the last five years is set forth below:

     WILLIAM A. FITZGERALD - Chairman of the Board and Chief Executive Officer of the Corporation and the Bank.

     ROBERT J. HUTCHINSON - Director, President and Chief Operating Officer of the Corporation and the Bank. Mr. Hutchinson was appointed President and Chief Operating Officer of the Corporation and the Bank in April 2001. On May 8, 2001, Mr. Hutchinson was named a Director of both the Corporation and the Bank. Mr. Hutchinson served as Senior Vice President of the retail financial services division of Michigan National Bank, managing the $11 billion bank's 184 branches and sales team statewide. Mr. Hutchinson also managed the bank's residential mortgage joint venture, served on the bank's Executive Committee, Asset and Liability Committee and was a member of the Retail and Direct Worldwide Leadership Team of the bank's former owner, National Australia Bank. Prior to assuming responsibility for retail management in 1996, Mr. Hutchinson was Senior Vice President of Small Business Banking for Michigan National Bank, managing sales, credit management and back office operations for both small business and mortgage. He also managed Non-Branch Delivery, significantly expanding non-traditional channels including telephone banking, ATMs and debit cards.

     ROBERT D. TAYLOR - President and Chief Executive Officer of Executive AirShare Corporation, Wichita, Kansas, which sells, maintains and refurbishes corporate jet aircraft. Since October 1995, Mr. Taylor also owns and is President of Taylor Financial, a consulting and investment firm based in Wichita, Kansas. From January, 1991, to October 1995, Mr. Taylor served as
Chairman of the Board of Directors and Chief Executive Officer of Railroad Financial Corporation and its wholly owned subsidiary, Railroad Savings Bank, F.S.B. Railroad Financial Corporation was acquired by the Corporation.

     ALDO J. TESI - President and Chief Executive Officer of Election Systems and Software since September 1999. Formerly the Group President of First Data Card Enterprise, a leading third-party provider of credit, debit, private label and commercial card processing services. Prior to this position, Mr. Tesi was President of First Data Resources from 1992 to 1997.

     ROBERT F. KROHN - Chairman and Chief Executive Officer of PSI Group, Inc., a national mail presort company. Mr. Krohn is the former President and Chief Executive Officer of HDR, Inc., an international architecture, planning and engineering firm. Mr. Krohn served as Chairman of the Board of the Corporation and the Bank from 1990 through 1994.

     MICHAEL P. GLINSKY - Private Investor. Mr. Glinsky served as Executive Vice President and Chief Financial Officer of NorthPoint Communications Group, Inc., a broadband telecommunications company, from April 2000 until his resignation in March 2001. On January 16, 2001, NorthPoint Communications Group, Inc. filed a petition for Chapter 11 protection in the U.S. Bankruptcy Court for the Northern District of California. On March 22, 2001, NorthPoint sold its assets to AT&T and filed a petition for Chapter 7 liquidation on June 12, 2001. Mr. Glinsky was formerly the Executive Vice President and Chief Financial Officer of U S WEST, Inc., an international telecommunications, entertainment and directory and information services company, a position he held from 1996 to 1998. Mr. Glinsky served as managing partner of the Denver office of Coopers & Lybrand LLP from 1990 to 1996.

     GEORGE R. ZOFFINGER - President and Chief Executive Officer of Constellation Capital Corporation, since February 1998. Mr. Zoffinger served as President and Chief Executive Officer of Constellation Bank Corp. from December 1991 to December 1995 and as President and Chief Executive Officer of Value Property Trust from October 1995 to February 1998. Mr. Zoffinger serves as a director of New Jersey Resources Corporation, MFN Financial Corporation, Admiralty Bancorp, Inc. and Silverline Technologies Limited.

     JOSEPH J. WHITESIDE - Chairman and Chief Executive Officer of Homeside Lending, Inc., Jacksonville, Florida since September 2001. Since May 2000, Mr. Whiteside has also served as a director of thinkorswim, Inc., a Chicago-based broker/dealer specializing in listed options. From 1996 to September 2001, he served as Executive Vice President and Senior Advisor to National Australia Bank and, from September 1999 to the present, served as the Chairman of WeatherWise USA, Inc., a Pittsburgh-based company that provides financial and other services to the public utilities industry. From 1994 to 1996, Mr. Whiteside served as Executive Vice President and Chief Financial Officer of Michigan National Corp., a bank holding company based in Farmington Hills, Michigan.

     TALTON K. ANDERSON - Chairman of Anderson Automotive Group which consists of several automobile dealerships in Omaha, Nebraska, and Lincoln, Nebraska. Mr. Anderson is also the owner and President of a reinsurance company.

     CARL G. MAMMEL - President of Mammel Foundation and member of the board of Silverstone Group, a consulting firm providing services in employee benefits, human resource consulting and risk management solutions. Mr. Mammel is also a member of the board of M Financial Corporation, a network of financial service firms throughout the United States.

     JAMES P. O'DONNELL - Executive Vice President,  Chief Financial Officer and
Corporate   Secretary  of  ConAgra   Foods,   Inc.,  an  Omaha,   Nebraska-based
international diversified food company.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
-------------------------------------------------------------------------------

     The Board of Directors conducts its business through meetings of the Board and through its committees, which permits the Board to more efficiently discharge its duties. During the year ended December 31, 2001, the Board of Directors held five meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such directors were members during the periods which such directors served.

     The Corporation's audit committee is currently comprised entirely of non-employee Directors Glinsky, Krohn (Chairman), O'Donnell, Tesi and Zoffinger. Michael T. O'Neil, a director of the Bank, also serves as an ex-officio member of the audit committee. All members of the audit committee are deemed to be independent within the meaning of Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. This committee's function is to approve the outside accounting firm for use by the Corporation and Bank and to review regulatory examination reports. This committee conducts its business through the Bank's audit committee and serves as the liaison with the Bank's internal audit department. The audit committee has adopted a written charter. The audit committee meets quarterly or on an as needed basis. During the year ended December 31, 2001, the audit committee met five times.

     The Corporation's compensation and stock option committee is currently comprised entirely of non-employee Directors Glinsky, O'Donnell (Chairman) and Tesi. Robert S. Milligan, a Bank director, also serves. This committee is responsible for developing the Corporation's executive compensation policies generally, and for implementing those policies for the Corporation's executive officers and the Bank's senior executive officers (the Chairman of the Board and Chief Executive Officer of the Corporation and the Bank and the President and Chief Operating Officer of the Corporation and the Bank). See "Executive Compensation -- Compensation and Stock Option Committee Report on Executive Compensation." The compensation committee met two times during the year ended December 31, 2001.

     The Corporation's nominating committee is comprised entirely of the non-employee members of the Board. The nominating committee selects the Board's nominees for election as directors. The nominating committee selected the nominees for this Meeting. While the nominating committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Corporation's stockholders for nominees nor, subject to the procedural requirements set forth in the Corporation's Articles of Incorporation and Bylaws, are there any formal procedures for this purpose. Prior to the establishment of a separate nominating committee, the full Board of Directors acted as the nominating committee. The Board of Directors met once in its capacity as nominating committee during year 2001.

     The Corporation's finance committee is currently comprised of Directors Anderson, Fitzgerald, Mammel (Chairman), Taylor and Whiteside and Bank Directors Marvin and Milligan. This committee met four times during the 2001 year. This committee is responsible for monitoring the Corporation's asset/liability and risk management strategies.

     The Corporation's executive committee is comprised of Directors Anderson, Fitzgerald (Chairman), Krohn and Taylor. This committee transacts necessary business between Board meetings and met seven times during the year ended December 31, 2001.


--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview and Objectives

     Composed exclusively of outside directors, Michael P. Glinsky, Robert S. Milligan, James P. O'Donnell (Chairman) and Aldo J. Tesi, the Compensation and Stock Option Committee (the "Committee") of the Board of Directors establishes the Corporation's and the Bank's executive compensation policies. The Committee is responsible for developing the Corporation's and the Bank's executive compensation policies generally, and for implementing those policies for the Corporation's executive officers and the Bank's senior executive officers (the Chairman of the Board and Chief Executive Officer of the Corporation and the Bank and the President and Chief Operating Officer of the Corporation and the
Bank). The Chief Executive Officer of the Bank, under the direction and pursuant to the policies of the Committee, implements the executive compensation policies for the remainder of the Bank's executive officers. The Corporation established structured compensation guidelines recommended by an outside professional consulting firm in fiscal year 1994. In fiscal year 1999, the Corporation requested an update to ensure its compensation practices were relevant to the growth and changes the Corporation experienced during that year, and were not unusual or unreasonable.

     The Committee's overall objectives in designing and administering the specific elements of the Corporation's and the Bank's executive compensation program are as follows:

     o to align executive compensation to increases in shareholder value, as measured by favorable long-term operating results and continued strengthening of the Corporation's financial condition;

     o to provide incentives for executive officers to work towards achieving successful annual results as a step in fulfilling the Corporation's long-term operating results and strategic objectives;

     o    to link,  as  closely  as  possible,  executive  officers'  receipt of
          incentive   awards  with  the  attainment  of  specified   performance
          objectives;

     o to maintain a competitive mix of total executive compensation with particular emphasis on awards directly related to increases in long-term shareholder value; and

     o to attract, retain and motivate top performing executive officers in a cost effective manner for the long-term success of the Corporation.

     The Board of Directors strongly believes that it is in the best interests of shareholders to encourage ownership of stock by management. Accordingly, the Stock Option Committee established the following guidelines on stock ownership. Members of executive management hired during 2001 do not yet own the minimum number of recommended shares. The Committee feels such guidelines will align shareholders' and management's interests and enhance employee performance.

        Chief Executive Officer:              5 times annual salary
        Chief Operating Officer:              5 times annual salary
        Executive Vice Presidents:            3 times annual salary

     In furtherance of the above objectives, the Corporation's executive compensation program for the year consisted of the following components.

     o BASE SALARY. The Committee makes recommendations to the Board concerning executive compensation on the basis of regional and national surveys of salaries paid to executive officers of other savings and loan holding companies, non-diversified banks, other financial institutions similar to the Corporation in size, market capitalization and other characteristics, and where applicable, other industries. The Committee's objective is to provide base salaries as well as the appropriate mix of total compensation that is reasonably competitive with total compensation paid by the Corporation's peers.

     o EXECUTIVE INCENTIVE PLAN. The Corporation maintains an Executive Incentive Plan which provides for annual incentive compensation based on achieving a combination of Corporation and individual performance objectives. Under this plan, the Committee establishes challenging corporate objectives, such as a targeted level of annual net income, at the beginning of the fiscal year. If the Corporation meets such objectives, an amount equal to 4.5% of net income is set aside for payment to executive officers (defined for this purpose as the Bank's Chief Executive and Chief Operating Officers, Executive, Senior, and First Vice Presidents and such other officers as are designated by the Committee for any fiscal year) as short-term and long-term compensation. Funds were set aside throughout the year in anticipation of a payout from the Plan. For year ending December 31, 2001, the Corporation exceeded its financial goals, and paid to qualified executive officers a total of $1,780,723 in cash and $1,809,499 in restricted stock. The award was paid in March 2002, and reflected in the 2001 Summary Compensation Table.

     Pursuant to a policy adopted in June 1993 and subsequently amended and restated by the Stock Option Committee (the "Stock Option Committee"), whose members are all outside directors, the Stock Option Committee determines, in its discretion, whether, to whom and in what amounts restricted stock and/or incentive/non-incentive stock options will be awarded for any fiscal year. Shares of restricted stock awarded under this policy normally vest over a period of not more than five years, assuming the individual's continued service with the Corporation or the Bank, thus helping to retain qualified officers. The Stock Option Committee determines the vesting of the stock options awarded under this policy at the time of the award. The policy may be amended or terminated at any time by action of the Committee.

     The Committee believes this plan provides a direct link between the value created for the Corporation's shareholders and the compensation paid to executive officers. As previously mentioned, executive officers are not eligible to receive any short-term compensation under this plan for a given fiscal year unless the Corporation's net income for that year exceeds 85% of a predetermined goal. The distribution of awards under the plan is determined by the relative success of individual executive officers in meeting specified performance objectives. Fulfillment of these objectives promotes both the short-term and the long-term success of the Corporation and is in the best interests of shareholders.

     o 1984 AND 1996 STOCK OPTION AND INCENTIVE PLANS. The Corporation maintains the 1984 Stock Option and Incentive Plan, as Amended and Restated, and the 1996 Stock Option and Incentive Plan (collectively, the "Option Plans") as a means of providing employees and directors the opportunity to acquire a proprietary interest in the Corporation and to align their interests with those of the Corporation's stockholders. Under each plan, participants are eligible to receive stock options, stock appreciation rights ("SARs") or shares of restricted stock. Awards under the Option Plans are subject to vesting and forfeiture as determined by the Committee. Options and SARs are generally granted at the market value of the Common Stock on the date of grant. Thus, such awards acquire value only if the Corporation's stock price increases. In addition, under the 1996 plan, the Stock Option Committee may, at the election of a director or employee selected by the Stock Option Committee, permit such individual to receive stock options in lieu of cash compensation. The exercise price of such stock options will be discounted below the market value of the underlying Common Stock, such that the aggregate discount on the exercise price of the stock options is equal to the compensation foregone by the individual.

     Effective March 1, 2001, non-incentive stock options to purchase an aggregate of 255,429 shares were granted to the Chief Executive Officer, the Chief Financial Officer and the senior officers of the Corporation and the Bank, and incentive stock options to purchase an aggregate of 610,379 shares were granted to all executive officers, senior officers and employees of the Corporation and the Bank. These options vest one-third on the first anniversary, one-third on the second anniversary and one-third on the third year anniversary for executive and senior officers and 100% on the one year anniversary for employees.

     The Committee believes that the Option Plans align shareholders', officers' and employees' interests and help to retain and motivate executive officers to improve long-term shareholder value.

Compensation of the Chief Executive Officer

     The Committee determines the Chief Executive Officer's compensation on the basis of several factors including:

         o Competitive position in regard to executive officers of similarly situated thrifts and non diversified banks.
         o        Return on Average Assets
         o        Core Profitability
         o        Leadership Inside and Outside the Corporation
         o        Capital Compliance and Regulatory Guidelines

In order to further align the compensation, rewards and performance measurements with shareholder expectations, the Committee revises the criteria periodically to reflect measurements generally viewed by analysts that follow the Corporation's peer group. These measurements are tied to specific objectives established during the Corporation's annual planning meeting and benchmarked to the performance of the Corporation's peer group.

     For fiscal year 2001, Mr. Fitzgerald received a 7% increase in base pay (to $631,000 annually), effective March 1, 2001. Furthermore, Mr. Fitzgerald received on March 1, 2001, incentive stock options to purchase 4,545 shares of Common Stock at a price of $22.00 per share. These options are fully vested on February 28, 2004. Also, effective March 1, 2001, Mr. Fitzgerald received non-incentive stock options to purchase 137,933 shares of Common Stock at a price of $22.00 per share, which vest 34.43% on the one year anniversary of the date of grant, 34.43% on the second anniversary, and 31.14% on the third year anniversary. Pursuant to the terms of the Executive Incentive Plan, Mr.
Fitzgerald received a cash bonus of $433,686 and 18,454 shares of restricted stock with a market vale of $433,686 as of December 31, 2001.

     The Committee believes that the Corporation's executive compensation program serves the Corporation and all of its shareholders by providing a direct link between the interests of executive officers and shareholders generally, and by helping to attract and retain qualified executive officers who are dedicated to the long-term success of the Corporation.

                            COMPENSATION AND STOCK OPTION COMMITTEE
                            James P. O'Donnell (Chairman)
                            Michael P. Glinsky
                            Robert S. Milligan
                            Aldo J. Tesi

                           SUMMARY COMPENSATION TABLE

     The following table sets forth for the periods shown the cash and noncash compensation for each of (i) the Chief Executive Officer, and (ii) the four highest paid executive officers of the Corporation and the Bank.

                                                             ANNUAL COMPENSATION (2)
NAME AND PRINCIPAL                           FISCAL         -----------------------
   POSITION                                  YEAR(1)        SALARY            BONUS
------------------                           -------        ------            -----
William A. Fitzgerald                         2001           $624,183         $433,686
  Chairman and Chief Executive Officer    Transition Period   295,050               --
  of the Corporation and the Bank             2000            590,106               --
                                              1999            562,000               --

Robert J. Hutchinson (5)                      2001           $226,667         $172,014
  President and Chief Operating Officer
  of the Corporation and the Bank

David S. Fisher (6)                           2001           $255,000         $139,698
  Executive Vice President and Chief      Transition Period   120,000           45,000
  Financial Officer of the Corporation        2000              5,538               --
  and the Bank

Peter J. Purcell (7)                          2001           $190,000         $121,166
  Executive Vice President and Chief      Transition Period     6,576               --
  Information Officer of the Corporation
  and the Bank

Lauren W. Kingry                              2001           $178,237          $87,838
  Executive Vice President of the Bank    Transition Period    69,833               --
                                              2000            137,708               --
                                              1999            117,167               --

                                                LONG-TERM COMPENSATION
                                                        AWARDS
                                           --------------------------------
                                                                 SECURITIES
NAME AND PRINCIPAL                         RESTRICTED STOCK     UNDERLYING       ALL OTHER
   POSITION                                   AWARDS (3)          OPTIONS       COMPENSATION (4)
------------------                          ----------------     ----------    ----------------
William A. Fitzgerald                            $433,686          142,478         $58,722
  Chairman and Chief Executive Officer                 --               --          24,906
  of the Corporation and the Bank                      --          113,527          46,162
                                                  155,635           96,477          44,960

Robert J. Hutchinson (5)                         $137,014          100,000            $ --
  President and Chief Operating Officer
  of the Corporation and the Bank

David S. Fisher (6)                              $139,698           40,000          $6,500
  Executive Vice President and Chief                   --               --              --
  Financial Officer of the Corporation                 --           50,000              --
  and the Bank

Peter J. Purcell (7)                                 $ --           10,000            $ --
  Executive Vice President and Chief                   --           50,000              --
  Information Officer of the Corporation
  and the Bank

Lauren W. Kingry                                  $87,838           12,000         $14,699
  Executive Vice President of the Bank                 --               --           5,587
                                                       --            7,800          11,017
                                                       --            7,000           9,373

----------
(1) On August 14, 2000 the Corporation changed its fiscal year end from June 30 to December 31. Accordingly, fiscal years 2000 and 1999 refer to the twelve months ended June 30. The Transition Period refers to the six months ended December 31, 2000. Fiscal year 2001 reflects the twelve months ended December 31, 2001.
(2) Does not include certain perquisite and other personal benefits which do not exceed the lesser of $50,000 or 10.0% of the individual's salary and bonus.
(3) Represents awards under the policy of the Stock Option Committee adopted in conjunction with the Corporation's Executive Incentive Plan. See "Compensation and Stock Option Committee Report on Executive Compensation -- Overview and Objectives." There was no restricted stock granted during the Transition Period and fiscal year 2000. Restricted stock granted in fiscal year 2001 and 1999 vests over a period of five years, at a rate of 20.0% per year, assuming continued service with the Corporation. As of December 31, 2001, the number and value, based on the closing sales price of the Common Stock of $23.50 at December 31, 2001, of the unvested restricted stock holdings for Messrs. Fitzgerald, Hutchinson, Fisher, Purcell and Kingry, were 27,367 shares (value of $643,125), 5,830 shares (value of $137,005), 5,944 shares (value of $139,684), 0 shares (value of $0) and 4,385 shares (value of $103,048). Dividends are payable on these shares if and to the extent paid on the Common Stock generally. Upon a change in control of the Corporation, all restrictions on the restricted stock immediately lapse.
(4) Includes net contributions to the Bank's 401(k) Plan on behalf of each of the named executive officers to match elective deferral contributions made by each to such plan and amounts paid under the Bank's Supplemental
     Retirement Plan. Matching contributions under the Bank's 401(k) Plan amounted to $10,500, $0, $6,500 and $10,500 while the employer matching contributions under the Supplemental Retirement Plan benefits, were $48,222, $0, $0 and $4,199 for Messrs. Fitzgerald, Hutchinson, Fisher and Kingry, respectively. Mr. Hutchinson and Mr. Purcell did not meet length of service requirements to receive any matching contributions.
(5)  Mr. Hutchinson joined the Corporation on May 1, 2001.
(6)  Mr. Fisher joined the Corporation on June 23, 2000.
(7) Mr. Purcell joined the Corporation on December 1, 2000. Effective February 5, 2002, Mr. Purcell terminated employment. Pursuant to the terms of a Separation, Waiver and Release Agreement entered into in connection with this resignation, Mr. Purcell will continue to receive his base salary through August 15, 2002. He also received a cash payment of $121,166 in lieu of the bonus and restricted stock he would have been entitled to receive had he remained employed through the declaration date of such bonus and received $9,000 in outplacement assistance.

OPTION GRANTS TABLE

     The following table contains information concerning the grant of stock options under the Corporation's Stock Option and Incentive Plan to the Chief Executive Officer and each of the other executive officers named in the preceding Summary Compensation Table during the year ended December 31, 2001. With the exception of the grant to Mr. Hutchinson which was immediately fully vested, all such option grants vest over a three year period in varying increments.

                                 INDIVIDUAL GRANTS                                   POTENTIAL REALIZABLE
                           ------------------------------------                        VALUE AT ASSUMED
                           NUMBER OF    % OF TOTAL                                   ANNUAL RATES OF STOCK
                           SECURITIES     OPTIONS                                     PRICE APPRECIATION
                           UNDERLYING   GRANTED TO     EXERCISE                         FOR OPTION TERM
                           OPTIONS     EMPLOYEES IN     OR BASE    EXPIRATION      -----------------------
NAME                        GRANTED    FISCAL YEAR       PRICE        DATE           5%              10%
----                       --------    ------------     -------      ------        ------          -------
William A. Fitzgerald        142,478       15.69%        $22.00      3/1/11        $1,971,280      $4,995,611
Robert J. Hutchinson         100,000       11.02          22.03      5/1/11         1,385,455       3,511,015
David S. Fisher               40,000        4.41          22.00      3/1/11           553,427       1,402,493
Peter J. Purcell              10,000        1.10          22.00      3/1/11           138,357         350,623
Lauren W. Kingry              12,000        1.32          22.00      3/1/11           166,028         420,748

OPTION YEAR-END VALUE TABLE

     The following table sets forth information concerning the value of options held by the Chief Executive Officer and the other named executive officers at December 31, 2001. None of these individuals exercised any stock options during the year ended December 31, 2001.

                                           NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                                         UNDERLYING UNEXERCISED                 IN-THE-MONEY OPTIONS
                                        OPTIONS AT FISCAL YEAR-END             AT FISCAL YEAR-END (1)
                                        ----------------------------         ---------------------------
NAME                                    EXERCISABLE  UNEXERCISABLE           EXERCISABLE  UNEXERCISABLE
----                                    -----------  -------------           -----------  -------------
William A. Fitzgerald                      387,603      218,162              $  788,899      $804,809
Robert J. Hutchinson                       100,000           --                 147,000            --
David  S. Fisher                            50,000       40,000                 401,500        60,000
Peter J. Purcell                            50,000       10,000                 250,000        15,000
Lauren W. Kingry                            12,100       17,200                  20,306        58,612

----------
(1) Based on the closing sales price of the Common Stock as reported on the New York Stock Exchange on December 31, 2001, which was $23.50.

EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

     Set forth below is a discussion of certain employment and change in control agreements entered into between the Corporation and the Bank and those executive officers listed in the Summary Compensation Table on page 9.

     The agreement with William A. Fitzgerald, which became effective in June 1995, provides for Mr. Fitzgerald's employment as Chairman of the Board and Chief Executive Officer of the Corporation and the Bank for a term of three years. Pursuant to the agreement, Mr. Fitzgerald receives an annual salary and bonus determined by agreement with the Board of Directors, but in no event less than the rate of compensation Mr. Fitzgerald received on June 8, 1995. The base compensation following his election as Chairman of the Board of Directors was $385,000. The Boards of Directors of the Corporation and the Bank reviewed the employment agreement and again extended the agreement for an additional one-year period beyond the effective expiration dates. The contract provides for termination for cause or in certain events specified by regulatory authorities. The contract is also terminable by the

Bank without cause wherein Mr. Fitzgerald would be entitled to receive all compensation and benefits through the effective date of termination, plus a severance payment equal to 36 months of base salary. Mr. Fitzgerald shall be entitled to the same benefits and severance in the event he becomes disabled while the agreement is in effect. In the event Mr. Fitzgerald dies while the agreement is in effect, his heirs shall receive a severance payment equal to 12 months of base salary. The agreement provides, among other things, for Mr. Fitzgerald's participation in an equitable manner in all benefits available to executive officers of the Corporation and the Bank, including:

     o    short-term   and  long-term   incentive   compensation   and  deferred
          compensation;

     o    health, disability, life insurance,  retirement and vacation benefits;
          and

     o    any benefits available under perquisite programs.

     The Corporation and the Bank have also entered into change in control agreements with Messrs. Fitzgerald, Hutchinson, Fisher, Purcell, and Kingry. The agreement with Mr. Purcell terminated upon his resignation from the Corporation. Under these agreements, in the event of the executive's involuntary termination of employment in anticipation of, or after, a change in control of the Corporation or the Bank, other than for "cause," the executive will be paid in equal monthly installments, the base salary and all commissions and bonuses (including short-term and long-term incentive compensation awards and stock options granted under the Corporation's executive incentive plan) in effect at the time of termination for a period of 35.88 months. Messrs. Fitzgerald, Hutchinson, Fisher and Kingry, where not prohibited by law, shall also be entitled to receive reimbursement for up to one-half of all legal fees and expenses reasonably incurred by them as a result of an involuntary termination. During this period, the executive shall also continue to participate in any health, disability, life insurance and perquisite plans of any successor corporation in which such executive was entitled to participate with the Corporation prior to the change in control. All benefits and payments under the agreements shall be reduced, if necessary, to the largest aggregate amount that will result in no portion thereof being subject to federal excise tax or being nondeductible to the Corporation and the Bank for federal income tax purposes. Messrs. Hutchinson's, Fisher's, and Kingry's severance shall be reduced by amounts received by the executive as a result of alternative employment obtained during the period in which salary, commissions and bonuses are payable under the change in control agreements. Further, Mr. Fitzgerald's severance payments under his change in control agreements shall be reduced by the amount of severance received under his employment agreement.

     A "change in control" shall be deemed to have occurred under these agreements in each of the following events:

     o at any time a majority of the directors of the Corporation or the Bank are not the persons for whom election proxies have been solicited by the Boards of Directors of the Corporation and the Bank, or persons then serving as directors appointed by such Boards, except where such appointments are necessitated by removal of directors;

     o at any time 49% or more of the outstanding stock of the Corporation or the Bank is acquired or beneficially owned by any person or entity (excluding the Corporation, the Bank or the executive) or any combination of persons or entities acting in concert; or

     o at any time the shareholders of the Corporation or the Bank approve an agreement to merge or consolidate the Corporation or the Bank with or into another corporation, or to sell or otherwise dispose of all, or substantially all, of the assets of the Corporation or the Bank.

The executive shall also be entitled to receive such payment in the event of a "constructive involuntary termination," which under the terms of the agreements shall be deemed to have occurred if, in anticipation of or following a change in control,

     o    the agreement or the executive's employment is terminated,

     o the executive's compensation is reduced, responsibilities diminished or job title lowered,

     o the level of the executive's participation in incentive compensation is reduced or eliminated,

     o the executive's benefit coverage or perquisites are reduced or eliminated, except to the extent such reduction or elimination applies to all other employees, or

     o the executive's office location is changed to a location more than 50 miles from the location of the executive's office at the time of the change in control.

     Pursuant to the terms of a separate  agreement between the Bank and William
A. Fitzgerald, in the event of Mr. Fitzgerald's termination of employment with the Bank, Mr. Fitzgerald will be entitled to receive in 120 equal monthly installments an amount equal to three times his highest annual salary received from the Bank during the five-year period ending with the close of the fiscal year in which he attains age 65 (or, in the case of death or disability prior to age 65, the year in which he became disabled or died). In the event of his death before the payment of all installments, all remaining installments shall be paid to his designated beneficiary. In the event of the death of both Mr. Fitzgerald and the designated beneficiary, all remaining unpaid installments shall be paid in one lump sum payment to the estate of the designated beneficiary. Pursuant to the terms of the agreement, the right to receive any and all unpaid installments will be forfeited upon the occurrence of any of the following events (i) without the approval of the Board of Directors, Mr. Fitzgerald has or possesses, directly or indirectly, any interest competing with or inimical to the interests of the Bank within an area within a 300 mile radius of Omaha, Nebraska, or (ii) Mr. Fitzgerald engages in any activity or conduct which, in the opinion of the Board, is inimical to the interests of the Bank.

--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

     Directors receive $500 per month for service on the Board of the Corporation and $1,500 per month plus $750 per meeting attended for service on the Board of the Bank, with the exception of William A. Fitzgerald and Robert J. Hutchinson, who do not receive director's compensation. Fees for members of the committees of the Corporation and the Bank are paid at the rate of $750 per committee meeting attended. The chairman of the Audit Committee, Compensation and Stock Option Committee, and the Finance Committee each receive an additional $2,000 per year. Effective July 1, 1999, the 1996 Stock Option and Incentive Plan was amended to allow Directors to substitute cash compensation and shares of the Corporation's Common Stock for non-incentive stock options with an exercise price equal to 75% of the market value of the optioned shares. The aggregate difference between the exercise price and the market value of the underlying shares equals the compensation foregone. In no event shall the exercise price of the stock option be less than 50% of the market value of the underlying shares on the date of the grant. All directors receiving remuneration elected to receive the discounted non-incentive stock options in lieu of cash compensation. During the year ended December 31, 2001, discounted non-incentive stock options to purchase 68,660 shares were granted in lieu of cash remuneration to the non-employee directors of the Corporation and the Bank. In addition, directors received non-incentive stock options totaling 60,000 shares on March 1, 2001.

--------------------------------------------------------------------------------
                     TRANSACTIONS WITH MANAGEMENT AND OTHERS
--------------------------------------------------------------------------------

     The Bank offers first and second mortgages, refinance, equity and various consumer loans to its directors, officers and employees. Loans to executive officers and directors are made in the ordinary course of business on substantially the same terms and collateral, including interest rates and loan fees charged, as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
                       COMPARATIVE STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     The graph set forth below compares the cumulative total shareholder return on the Common Stock over the last five years with the cumulative total return on the S&P 500 Index and an index comprised of the top 50 publicly traded thrifts in the United States based on total asset size over the same period. Cumulative total return on the stock or the index equals the total increase in value from December 31, 1996 to December 31, 2001, assuming reinvestment of all dividends paid into the stock or the index, respectively. The graph was prepared assuming that $100 was invested on December 31, 1996 in the Common Stock and in the respective indices.

                   December 31, 1996 through December 31, 2001

     [Line graph appears here depicting the cumulative total shareholder return of $100 invested in the Common Stock as compared to $100 invested in the S&P 500 Index and an index comprised of the top 50 publicly traded thrifts in the United States. Line graph begins at December 31, 1996 and plots the cumulative total return at December 31, 1996, 1997, 1998, 1999, 2000 and 2001. Plot points are provided below.]

                                                          CUMULATIVE TOTAL  RETURN
                                    ------------------------------------------------------------------
                                    12/31/96   12/31/97    12/31/98    12/31/99   12/31/00    12/31/01
                                    --------   --------    --------    --------   --------    --------
Commercial Federal                  100        167.85      110.37        86.26      95.64     117.20
S & P 500                           100        133.36      171.47       207.56     188.66     166.24
Peer Group                          100        158.75      141.16       110.32     194.65     197.02

--------------------------------------------------------------------------------
         PROPOSAL II - APPROVAL OF 2002 STOCK OPTION AND INCENTIVE PLAN
--------------------------------------------------------------------------------

GENERAL

     The Board of Directors of the Corporation has adopted the Commercial Federal Corporation 2002 Stock Option and Incentive Plan (the "2002 Option
Plan"), subject to its approval by the Corporation's stockholders. The 2002 Option Plan is attached hereto as Exhibit A and should be consulted for additional information. All statements made herein regarding the 2002 Option Plan, which are only intended to summarize the 2002 Option Plan, are qualified in their entirety by reference to the 2002 Option Plan.

PURPOSE OF THE 2002 OPTION PLAN

     The purpose of the 2002 Option Plan is to advance the interests of the Corporation by providing directors and employees of the Corporation and its affiliates with the opportunity to acquire shares of Common Stock. By encouraging such stock ownership, the Corporation seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and employees of the Corporation and its affiliates to promote the success of the business of the Corporation by aligning their interests with those of the Corporation's stockholders.

DESCRIPTION OF THE 2002 OPTION PLAN

     Effective Date. The 2002 Option Plan will become effective on the date of its approval by the Corporation's stockholders (the "Effective Date"), and prior thereto no awards may be made.

     Administration. The 2002 Option Plan is administered by a committee (the "Committee"), appointed by the Board of Directors, consisting of at least two non-employee directors who are non-employee directors within the meaning of Rule 16b-3 of the Exchange Act and who are "outside directors" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Committee has discretionary authority to select participants and grant awards, to determine the form and content of any awards made under the 2002 Option Plan, to interpret the 2002 Option Plan, to prescribe, amend and rescind rules and regulations relating to the 2002 Option Plan, and to make other decisions necessary or advisable in connection with administering the 2002 Option Plan. All decisions, determinations, and interpretations of the Committee are final and conclusive on all persons affected thereby. Members of the Committee will be indemnified to the full extent permissible under the Corporation's governing instruments in connection with any claims or other actions relating to any action taken under the 2002 Option Plan.

     Notwithstanding the foregoing, neither the Committee nor the Board is authorized to reprice options under the terms of the 2002 Option Plan.

     Eligible Persons; Types of Awards. Under the 2002 Option Plan, the Committee may grant stock options ("Options"), stock appreciation rights ("SARs") and restricted stock ("Restricted Stock") (collectively, "Awards") to such directors (including members of the Committee) and employees as the Committee shall designate. As of March 28, 2002, the Corporation and its affiliates had 2,800 employees and 12 non-employee directors who were eligible to participate in the 2002 Option Plan.

     Shares Available for Grants. The 2002 Option Plan reserves 2,100,000 shares of Common Stock for issuance upon the exercise of Options or SARs or the grant of Restricted Stock. Such shares may either be newly-issued shares, treasury shares or shares held in a grantor trust created by the Corporation. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Corporation, the Committee will adjust the number and kind of shares reserved for issuance under the 2002 Option Plan, the number and kind of shares subject to outstanding Awards and the exercise prices of such Awards. Generally, the number of shares as to which SARs are granted are charged against the aggregate number of shares available for grant under the 2002 Option Plan, provided that, in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of shares of Common Stock subject to the Option shall be charged against the aggregate number of shares of Common Stock remaining available under the 2002 Option Plan. If Awards should expire, become unexercisable, or be forfeited for any reason without having been exercised, the shares of Common Stock subject to such Awards shall, unless the 2002 Option Plan shall have been terminated, be available for the grant of additional Awards under the 2002 Option Plan.

     Options. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code, or options that are not ISOs ("Non-ISOs"). The exercise price as to any Option may not be less than the fair market value (determined under the 2002 Option Plan) of the optioned shares on the date of grant. In the case of a participant who owns more than 10% of the outstanding Common Stock on the date of grant, such exercise price may not be less than 110% of fair market value of the shares. Notwithstanding the foregoing, the Committee may grant discounted Non-ISOs ("Discounted Non-ISOs") to directors or officers selected by the Committee who have previously elected to defer cash compensation at a per-share discounted exercise price equal to the fair market value of the Common Stock underlying the Discounted Non-ISOs on the date of grant less the amount of cash compensation deferred during the calendar year divided by the number of shares that may be purchased pursuant to the Discounted Non-ISO. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all plans of the Corporation and of any subsidiary) exceeds $100,000, the Options granted in excess of $100,000 will be treated as Non-ISOs, and not as ISOs.

     SARs. An SAR may be granted in tandem with all or part of any Option granted under the 2002 Option Plan, or without any relationship to any Option. An SAR granted in tandem with an ISO must expire no later than the ISO, must have the same exercise price as the ISO and may be exercised only when the ISO is exercisable and when the fair market value of the shares subject to the ISO exceeds the exercise price of the ISO. An SAR granted in tandem with an Option may be an alternative right whereby the exercise of the SAR cancels the participant's right to exercise the Option to the extent of the number of shares with respect to which the SAR is exercised and, correspondingly, the exercise of the Option terminates the SAR to the extent of the number of shares purchased upon exercise of the Option. Regardless of whether an SAR is granted in tandem with an Option, exercise of the SAR will entitle the optionee to receive, as the Committee prescribes in the grant, all or a percentage of the difference between
(i) the fair market value of the shares of Common Stock subject to the SAR at the time of its exercise, and (ii) the fair market value of such shares at the time the SAR was granted (or, in the case of SARs granted in tandem with Options, the exercise price). The exercise price as to any particular SAR may not be less than the fair market value of the optioned shares on the date of grant.

     Exercise of Options and SARs. The exercise of Options and SARs will be subject to such terms and conditions as are established by the Committee in a written agreement between the Committee and the optionee. Unless otherwise provided by the Committee in a stock option agreement, all Options shall be immediately exercisable. In the absence of Committee action to the contrary, an otherwise unexpired ISO shall cease to be exercisable upon (i) an optionee's termination of continuing service to the Company for "just cause" (as defined in the 2002 Option Plan), (ii) the date three months after an optionee terminates service for a reason other than just cause, death, or disability, (iii) the date one year after an optionee terminates service due to disability, or (iv) the date two years after an optionee terminates service due to death. Except as otherwise provided in an agreement, a Non-ISO may be exercised by a participant only during the period during which he or she has maintained continuous service from the date of grant, provided that such Non-ISO shall (i) expire immediately if the participant's continuous service terminates due to just cause and (ii) continue to be exercisable for one year following his or her termination of continuous service for any reason other than death. In the event of the participant's death, then to the extent that the participant would have been entitled to exercise the Non-ISO immediately prior to his or her death, such Non-ISO of the deceased participant may be exercised within two years from the date of his or her death (but not later than the date on which the Non-ISO would otherwise expire) by the personal representatives of his or her estate or person or person to whom his or her rights under such Non-ISO shall have passed by will or by laws of descent and distribution. In no event, however, may an Option or SAR be exercised later than the date that it would otherwise expire. An individual's service as an advisory director or director emeritus shall be deemed to be service as a director, for purposes of determining eligibility to exercise an Option or SAR.

     An optionee may exercise Options or SARs, subject to provisions relative to their termination and limitations on their exercise, only by (i) written notice of intent to exercise the Option or SAR with respect to a specified number of shares of Common Stock, and (ii) in the case of Options, payment to the Corporation (contemporaneously with delivery of such notice) in cash, in Common Stock owned for more than six months, or a combination of cash and Common Stock owned for more than six months, of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised plus applicable withholding taxes. Common Stock owned for more than six months utilized in full or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise.

     Restricted Stock. The Committee has broad discretion at the time of making a Restricted Stock grant to determined a period during which the shares granted will be subject to restrictions (the "Restriction Period") and the conditions that must be satisfied in order for the shares of Restricted Stock to become unrestricted (i.e., vested and nonforfeitable). For example, the Committee may condition vesting upon a grantee's continuous service to the Corporation or upon the attainment of specific corporate, divisional or individual standards or goals. The Restriction Period may be no longer than five years and may differ among participants and may have different expiration dates with respect to portions of shares of Restricted Stock covered by the same Award.

     The Committee shall determine the percentage of the award of Restricted Stock which shall vest in the participant in the event of death, disability or retirement prior to the expiration of the Restriction Period or the satisfaction of the restrictions applicable to an award of Restricted Stock. Notwithstanding the Restriction Period and the restrictions imposed by the Committee on the Restricted Stock, the Committee may shorten the Restriction Period or waive any restrictions if the Committee concludes that it is in the best interests of the Corporation to do so.

     Until a grantee's interest vests, his or her Restricted Stock is nontransferable and forfeitable. Nevertheless, the grantee is entitled to vote the Restricted Stock and to receive dividends and other distributions made with respect to the Restricted Stock. To the extent that a grantee becomes vested in his or her Restricted Stock at any time and has satisfied applicable income tax withholding obligations, the Corporation will deliver unrestricted shares of Common Stock to the grantee. At the end of the Restriction Period, the grantee will forfeit to the Corporation any shares of Restricted Stock as to which he or she did not earn a vested interest during the Restriction Period.

     Change in Control. Notwithstanding the provisions of any Award which provide for its exercise or vesting in installments, all shares of Restricted Stock shall become fully vested upon a "change in control," and all Options and SARs shall be immediately exercisable and fully vested. With respect to Options, at the time of a change in control, the optionee shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the fair market value of the Common Stock subject to such Option over the exercise price of such shares, in exchange for the cancellation of such Options by the optionee.

     For purposes of the Option Plan, "change in control" means any one of the following events: (1) the ownership, holding or power to vote more than 20% of the Corporation's voting stock or the voting stock of the Bank; (2) the acquisition of the ability to control of the election of a majority of the Corporation's or the Bank's directors; (3) the acquisition of a controlling influence over the management or policies of the Corporation or the Bank by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (except in the case of the foregoing, ownership or control of the Bank or its directors by the Corporation itself shall not constitute a "change in control"); or (4) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Corporation or the Bank (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of defining "change in control," the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed.

     Although these provisions are included in the 2002 Option Plan primarily for the protection of an employee-optionee in the event of a change in control of the Corporation, they may also be regarded as having a takeover defensive effect, which may reduce the Corporation's vulnerability to hostile takeover attempts and certain other transactions which have not been negotiated with and approved by the Board of Directors.

     Conditions on Issuance of Shares. The Committee will have the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the 2002 Option Plan as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions. In addition, the Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that a participant make certain representations or warranties.

     Nontransferability. Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permissible under Rule 16b-3 of the Exchange Act, a participant who receives Non-ISOs may transfer such Non-ISOs to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust, provided that, except in certain limited circumstances, such Non-ISOs may not be transferred again. Non-ISOs which are transferred shall be exercisable by the transferee subject to the same terms and conditions as would have applied to such Non-ISOs in the hands of the participant that originally received the grant.

     Effect of Dissolution and Related Transactions. In the event of (i) the liquidation or dissolution of the Corporation, (ii) a merger or consolidation in which the Corporation is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Corporation's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the exercise prices thereof, will be equitably adjusted for any change or exchange of shares for a different number or kind of shares which results from the Transaction. However, any such adjustment will be made in such a manner as to not constitute a modification, within the meaning of Section 424(h) of the Internal Revenue Code, of outstanding ISOs.

     Duration of the 2002 Option Plan and Grants. The 2002 Option Plan has a term of 10 years from the Effective Date, after which date no Awards may be granted. The maximum term for an Award is 10 years from the date of grant, except that the maximum term of an ISO (and an SAR granted in tandem with an ISO) may not exceed five years if the optionee owns more than 10% of the Common Stock on the date of grant. The expiration of the 2002 Option Plan, or its termination by the Committee, will not affect any Award previously granted.

     Amendment and Termination of the 2002 Option Plan. The Board of Directors of the Corporation may from time to time amend the terms of the 2002 Option Plan and, with respect to any shares at the time not subject to Awards, suspend or terminate the 2002 Option Plan. No amendment, suspension, or termination of the 2002 Option Plan will, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award previously granted.

     Financial Effects of Awards. The Corporation will receive no monetary consideration for the granting of Awards under the 2002 Option Plan. It will receive no monetary consideration other than the option price for shares of Common Stock issued to optionees upon the exercise of their Options, and will receive no monetary consideration upon the exercise of SARs. Under current accounting standards, recognition of compensation expense is not required when Options are granted at an exercise price equal to or exceeding the fair market value of the Common Stock on the date the Option is granted.

     The granting of SARs will require charges to the income of the Corporation based on the amount of the appreciation, if any, in the market price of the Common Stock to which the SARs relate over the exercise price of those shares for the particular income period. If the market price of the Common Stock declines subsequent to a charge against earnings due to estimated appreciation in the Common Stock subject to SARs, the amount of the decline will reverse such prior charges against earnings (but not by more than the aggregate of such prior charges).

     Discounted Non-ISOs will require charges to the income of the Corporation based on the aggregate difference between the fair market value of the Common Stock underlying the Discounted Non-ISO and the total exercise price payable pursuant to such Discounted Non-ISO.

PROPOSED GRANTS

     Neither the Board of Directors nor the Committee has made any determination as to whom Awards under the 2002 Option Plan will be made or the amounts or forms thereof.

FEDERAL INCOME TAX CONSEQUENCES

     ISOs. An optionee recognizes no taxable income upon the grant of ISOs. If the optionee holds the Option shares for at least two years from the date the ISO is granted, and for one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of such ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock at the date of exercise and the exercise price of the ISO will be treated by the optionee as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If an optionee disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the optionee will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

     The Corporation will not be entitled to any deduction for federal income tax purposes as a result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the optionee for alternative minimum tax. However, if an optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Corporation will be entitled to deduct an equivalent amount.

     Non-ISOs. An optionee will not recognize taxable income upon the grant of a Non-ISO. In the case of such a Non-ISO, an optionee will recognize ordinary income upon the exercise of the Non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the optionee is subject to certain restrictions imposed by federal securities laws, upon the lapse of those restrictions unless the optionee makes a special tax election within 30 days after the date of exercise to have the general rule apply). Upon a subsequent disposition of such shares, any amount received by the optionee in excess of the fair market value of the shares as of the exercise will be taxed as capital gain. The Corporation will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee in connection with the exercise of a Non-ISO. Although no assurances can be given, Discounted Non-ISOs are expected to be treated in the same manner as Non-ISOs for federal income tax purposes.

     SARs. The grant of an SAR has no tax effect on the optionee or the Corporation. Upon exercise of the SARs, however, any cash or Common Stock received by the optionee in connection with the surrender of his or her SAR will be treated as compensation income to the optionee, and the Corporation will be entitled to a business expense deduction for tax purposes for the amounts treated as compensation income.

     Restricted Stock. The receipt of shares of Restricted Stock is generally taxable to the recipient at the time all of the restrictions on any portion of such awards lapse, based upon the fair market value of such stock at the time of the lapse. The Corporation generally will be allowed a tax deduction for federal income tax purposes as a compensation expense equal to the amount of ordinary income recognized by the recipient of the Restricted Stock at the time the recipient recognizes ordinary income.

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the 2002 Option Plan is desirable, cost effective, and produces incentives which will benefit the Corporation and its stockholders. The Board of Directors is seeking stockholder approval of the 2002 Option Plan pursuant to the requirements of the New York Stock Exchange, in order to satisfy the requirements of the Internal Revenue Code for favorable tax treatment of ISOs, and to exempt certain option transactions from the short-swing trading rules of the SEC.

     Stockholder approval of the 2002 Option Plan requires the affirmative vote of the holders of a majority of the votes cast at the Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2002 OPTION PLAN.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive office at 13220 California Street, Omaha, Nebraska 68154 no later than December 5, 2002. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Stockholder proposals, other than those submitted pursuant to the Exchange Act, must be submitted in writing to the Corporation's principal executive offices at the address given in the preceding paragraph not less than 60 days prior to the date of such meeting.


--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     The audit committee has reviewed and discussed the audited financial statements of the Corporation with management and has discussed with Deloitte & Touche LLP, the Corporation's independent auditors, the matters required to be discussed under Statements on Auditing Standards No. 61 ("SAS 61"). In addition, the audit committee has received from Deloitte & Touche LLP the written disclosures and the letter required to be delivered by Deloitte & Touche LLP under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") addressing all relationships between the auditors and the Corporation that might bear on the auditors' independence. The audit committee has reviewed the materials to be received from Deloitte & Touche LLP and has met with representatives of Deloitte & Touche LLP to discuss the independence of the auditing firm.

         In connection with the standards for independence of the Corporation's independent auditors promulgated by the Securities and Exchange Commission, the audit committee has reviewed the non-audit services currently provided by the Corporation's independent auditor and has considered whether the provision of such services is compatible with maintaining the independence of the Corporation's independent auditors.

     Based on the audit committee's review of the financial statements, its discussion with Deloitte & Touche LLP regarding SAS 61, and the written materials provided by Deloitte & Touche LLP under ISB Standard No. 1 and the related discussion with Deloitte & Touche LLP of their independence, the audit committee has recommended to the Board of Directors that the audited financial statements of the Corporation be included in its 2001 Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.
                                                             THE AUDIT COMMITTEE
                                                      Robert F. Krohn (Chairman)
                                                              Michael P. Glinsky
                                                              James P. O'Donnell
                                                                    Aldo J. Tesi
                                                             George R. Zoffinger

--------------------------------------------------------------------------------
                              INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     Representatives of Deloitte & Touche LLP, independent auditors for 2001, are expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement if they so desire.

AUDIT FEES

     The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche") for professional services rendered for the audit of the Corporation's annual financial statements and the reviews of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q filed during the year ended December 31, 2001 were $330,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Corporation did not engage Deloitte & Touche to provide professional services to the Corporation regarding financial information systems design and implementation during the year ended December 31, 2001.

ALL OTHER FEES

     For the year ended December 31, 2001, the aggregate fees paid by the Corporation to Deloitte & Touche for all other services rendered to the Corporation, other than the services rendered above under "Audit Fees" for the year ended December 31, 2001 were $3,139,000 including audit related services of approximately $45,000, tax services of $202,000, nonaudit services of $118,000 and consulting services billed by Deloitte Consulting of $2,774,000. Deloitte & Touche has recently announced its intent to separate Deloitte Consulting from the firm. Audit related services generally include fees for audits of the Corporation's employee benefit plans and registration statements.


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the Corporation's officers, directors and persons who own more than 10 percent of the outstanding Common Stock ("Insiders") are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Corporation with copies of all such reports. Based solely on its review of the copies of such reports or written representations that no such reports were necessary that the Corporation received during the past fiscal year or with respect to the last fiscal year, management believes that during the year ended December 31, 2001, all of the Corporation's Insiders complied with these reporting requirements.


--------------------------------------------------------------------------------
                            EXPENSES OF SOLICITATION
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telegraph, telephone or other electronic means without additional compensation. The Corporation has retained D. F. King & Co., Inc. to assist in the solicitation of proxies by mail, personally or by telephone or other means of communication, for a fee estimated at $12,000 plus

--------------------------------------------------------------------------------
                HOUSEHOLDING OF PROXY STATEMENT AND ANNUAL REPORT
--------------------------------------------------------------------------------

     It is the Corporation's policy to "Household" Annual Reports, Proxy Statement and similar documents. Only one Summary Annual Report, Annual Report on Form 10-K and Proxy Statement are being sent to multiple stockholders sharing a single address unless the Corporation has received instructions to the contrary. The Corporation will continue to separately mail a proxy card for each registered stockholder account. You may send a written request for additional copies of proxy material to: Investor Relations Department, Commercial Federal Corporation, 13220 California Street, Omaha, Nebraska 68154.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof as determined by a majority of the Board of Directors.

     The Corporation's 2001 Summary Annual Report to Stockholders and its Annual Report on Form 10-K for the year ended December 31, 2001, including financial statements, are being mailed to all stockholders of record as of the close of business on March 28, 2002. Any stockholder who has not received copies of such reports may obtain copies by writing to the Secretary of the Corporation. Such reports are not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.


                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Gary L. Matter


                                    GARY L. MATTER
                                    SECRETARY
Omaha, Nebraska
April 4, 2002

                                                                       EXHIBIT A

                         COMMERCIAL FEDERAL CORPORATION
                      2002 STOCK OPTION AND INCENTIVE PLAN


     1.   PURPOSE OF THE PLAN.

     The purpose of this Plan is to advance the interests of the Company through providing select key Employees and Directors of the Bank, the Company, and their Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentives to Directors and Employees of the Company or any Affiliate to promote the success of the business.

     2.   DEFINITIONS.

     As used herein, the following definitions shall apply.

     (a)  "Affiliate"  shall  mean  any  "parent   corporation"  or  "subsidiary
corporation"  of the  Company,  as such terms are defined in Section  424(e) and
(f), respectively, of the Code.

     (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

     (c) "Awards" shall mean, collectively, Options, SARs and Shares of Restricted Stock, unless the context clearly indicates a different meaning.

     (d) "Bank" shall mean Commercial Federal Bank, a Federal Savings Bank.

     (e) "Board" shall mean the Board of Directors of the Company.

     (f) "Change in Control" shall mean any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 20% of the Bank's or the Company's voting stock, (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (iii) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, in the case of
(i), (ii) and (iii) hereof, ownership or control of the Bank by the Company itself shall not constitute a Change in Control. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     (g) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (h) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with Paragraph 5(a) hereof.

     (i) "Common Stock" shall mean the common stock of the Company.

     (j) "Company" shall mean Commercial Federal Corporation.

     (k) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

     (l) "Director" shall mean any member of the Board, and any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan.

     (m) "Disability" has the meaning ascribed to it in Section 22 (e)(3) of the Code

     (n) "Effective Date" shall mean the date specified in Paragraph 15 hereof.

     (o) "Employee" shall mean any person employed by the Company, the Bank, or an Affiliate.

     (p) "Exercise Price" shall mean the price per Optioned Share at which an Option or SAR may be exercised.

     (q) "ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

     (r) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

     (s) "Non-Employee Director" shall have the meaning provided in Rule 16b-3.

     (t) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

     (u) "Option" means an ISO and/or a Non-ISO.

     (v) "Optioned Shares" shall mean Shares subject to an Award granted pursuant to this Plan.

     (w) "Participant" shall mean any person who receives an Award pursuant to the Plan.

     (x) "Plan" shall mean this Commercial Federal Corporation Stock Option and Incentive Plan.

     (y) "Restricted Stock" means Common Stock which is subject to restrictions against transfer and forfeiture and such other terms and conditions determined by the Committee, as provided in Paragraph 10.

     (z) "Rule 16b-3" shall mean Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     (aa) "Share" shall mean one share of Common Stock.

     (bb) "SAR" (or "Stock Appreciation Right") means a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of Common Stock.

     3.   TERM OF THE PLAN AND AWARDS.

     (a) Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Paragraph 17 hereof. No Award shall be granted under the Plan after ten years from the Effective Date.

     (b) Term of Awards. The term of each Award granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.

     4.   SHARES SUBJECT TO THE PLAN.

     (a) General Rule. Except as otherwise required under Paragraph 12, the aggregate number of Shares deliverable pursuant to Awards shall not exceed 2,100,000 Shares. Such Shares may either be authorized but unissued Shares, Shares held in treasury, or Shares held in a grantor trust created by the Bank or the Company. If any Awards should expire, become unexercisable, or be forfeited for any reason without having been exercised, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan.

     (b) Special Rule for SARs. The number of Shares with respect to which an SAR is granted, but not the number of Shares which the Company delivers or could deliver to an Employee or individual upon exercise of an SAR, shall be charged against the aggregate number of Shares remaining available under the Plan; provided, however, that in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of Shares subject to the Option shall be charged against the aggregate number of Shares remaining available under the Plan. The Shares involved in an Option as to which option rights have terminated by reason of the exercise of a related SAR shall not be available for the grant of further Options under the Plan.

     5.   ADMINISTRATION OF THE PLAN.

     (a) Composition of the Committee. The Plan shall be administered by the Committee, which shall consist of not less than two (2) members of the Board who are Non-Employee Directors and who are "outside directors" under Section 162(m) of the Code and the regulations thereunder. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Non-Employee Directors and "outside directors".

     (b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

     (c) Agreement. Each Award shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option or SAR, (ii) the number of Shares subject to, and the expiration date of, the Award, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Award, and (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award.The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

     (d) Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award, granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

     6.   GRANT OF OPTIONS.

     (a) General Rule. The Committee shall have the discretion to make Awards to Employees and Directors (including members of the Committee). In selecting those Employees and Directors to whom Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible Employees and Directors, the value of their services to the Company and its Affiliates, and any other factors the Committee may deem relevant.

     (b) Special Rules for ISOs. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are Non-ISOs.

     (c) Discounted Non-ISOs. Notwithstanding any provision of this Plan to the contrary, the Committee may, at the election of a Director or Employee selected by the Committee, grant Non-ISOs to such individual in lieu of cash compensation otherwise payable by the Company or the Bank. An individual's election pursuant to this Paragraph 6(c) shall be made prior to the calendar year for which such election will be deemed effective, and in accordance with regulations prescribed by the Committee. Elections shall be approved or disapproved in the discretion of the Committee and in accordance with the terms of the Plan. Changes to a Participant's election pursuant to this Paragraph 6(c) shall be prospective only. Pursuant to an election accepted and approved by the Committee, a Participant may elect to forgo the receipt of cash compensation otherwise expected from the Company or the Bank and instead receive, as of the last day of the calendar year, Non-ISOs with an aggregate difference between the Market Value of the underlying shares and the Exercise Price (determined as of the first day of the calendar year) equal to the amount of cash compensation forgone by the Participant pursuant to an election covering the calendar year. Such Non-ISOs will be at all times fully exercisable following their date of grant, and shall otherwise be subject to the terms of the underlying Agreement and this Plan. In no event however, may a Non-ISO be granted pursuant to this Paragraph 6(c) with an Exercise Price which is less than 50% of the Market Value of the underlying shares on the date of grant.

     A Participant's interest in receiving Non-ISOs pursuant to this Paragraph 6(c) shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge; and the Company shall not be obligated to make any Awards to persons other than as specifically provided in the Plan. A Participant shall not have a secured claim against the assets of the Company, and such Participant shall rely solely on the unsecured promise of the Company for the payment of any compensation deferred through an election to receive a Non-ISO pursuant to the Plan. Nothing herein shall be construed to give any person any right, title, interest, or claim in or to any specific asset, fund, reserve, account, or property of any kind whatsoever owned by them or in which it may have any right, title or interest now or in the future; but such persons shall have the right to enforce his or her claim against the Company in the same manner as any unsecured creditor.

     7.   EXERCISE PRICE FOR OPTIONS.

     (a) Limits on Committee Discretion. Except as provided in Paragraph 6(c) hereof, the Exercise Price as to any particular Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

     (b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (or the NASDAQ National Market System) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

     8.   EXERCISE OF OPTIONS.

     (a) Generally. Unless otherwise provided by the Committee pursuant to an applicable Agreement, each Option shall be fully (100%) exercisable immediately upon the date of its grant.

     (b) Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by
(1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock owned for more than six months, or a combination of cash and Common Stock owned for more than six months, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at its executive offices. Common Stock owned for more than six months utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise.

     (c) Period of Exercisability for ISOs. Except to the extent otherwise provided in the terms of an Agreement, an ISO may be exercised by a Participant only while he is an Employee and has maintained Continuous Service from the date of the grant of the ISO, or within three months after termination of such Continuous Service (but not later than the date on which the ISO would otherwise expire), except if the Employee's Continuous Service terminates by reason of --

                  (1) "Just Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Employee and the Bank and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order), then the Employee's rights to exercise such ISO shall expire on the date of such termination;

                (2) death, then to the extent that the Employee would have been entitled to exercise the ISO immediately prior to his death, such ISO of the deceased Employee may be exercised within two years from the date of his death (but not later than the date on which the ISO would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such ISO shall have passed by will or by laws of descent and distribution;

                (3) Disability, then to the extent that the Employee would have been entitled to exercise the ISO immediately prior to his or her Disability, such ISO may be exercised within one year from the date of termination of employment due to Disability, but not later than the date on which the ISO would otherwise expire.

     (d) Period of Exercisability for Non-ISOs. Except as otherwise provided in an Agreement, a Non-ISO may be exercised by a Participant only during the period during which he has maintained Continuous Service from the date of grant of the Non-ISO, provided that such Non-ISO shall (i) expire immediately if the Participant's Continuous Service terminates due to Just Cause, and (ii) continue to be exercisable for one year following his termination of Continuous Service for any reason other than death. In the event of the Participant's death, then to the extent that the Participant would have been entitled to exercise the Non-ISO immediately prior to his death, such

Non-ISO of the deceased Participant may be exercised within two years from the date of his death (but not later than the date on which the Non-ISO would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Non-ISO shall have passed by will or by laws of descent and distribution. Notwithstanding the foregoing, a Non-ISO may not be exercised later than the date on which the Non-ISO would otherwise expire.

     (e) Effect of the Committee's Decisions. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

     9.   SARS (STOCK APPRECIATION RIGHTS)

     (a) Granting of SARs. In its sole discretion, the Committee may from time to time grant SARs to Employees either in conjunction with, or independently of, any Options granted under the Plan. An SAR granted in conjunction with an Option may be an alternative right wherein the exercise of the Option terminates the SAR to the extent of the number of shares purchased upon exercise of the Option and, correspondingly, the exercise of the SAR terminates the Option to the extent of the number of Shares with respect to which the SAR is exercised. Alternatively, an SAR granted in conjunction with an Option may be an additional right wherein both the SAR and the Option may be exercised. An SAR may not be granted in conjunction with an ISO under circumstances in which the exercise of the SAR affects the right to exercise the ISO or vice versa, unless the SAR, by its terms, meets all of the following requirements:

     (1)  The SAR will expire no later than the ISO;

     (2) The SAR may be for no more than the difference between the Exercise Price of the ISO and the Market Value of the Shares subject to the ISO at the time the SAR is exercised;

     (3) The SAR is transferable only when the ISO is transferable, and under the same conditions;

     (4)  The SAR may be exercised only when the ISO may be exercised; and

     (5) The SAR may be exercised only when the Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

     (b) Exercise Price. The Exercise Price as to any particular SAR shall not be less than the Market Value of the Optioned Shares on the date of grant.

     (c) The provisions of Paragraphs 8(c) and 8(d) regarding the period of exercisability of Options are incorporated by reference herein, and shall determine the period of exercisability of SARs.

     (d) Exercise of SARs. An SAR granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant, provided that an SAR may not be exercised for a fractional Share. Upon exercise of an SAR, the Participant shall be entitled to receive, without payment to the Company except for applicable withholding taxes, an amount equal to the excess of (or, in the discretion of the Committee if provided in the Agreement, a portion of) the excess of the then aggregate Market Value of the number of Optioned Shares with respect to which the Participant exercises the SAR, over the aggregate Exercise Price of such number of Optioned Shares. This amount shall be payable by the Company, in the discretion of the Committee, in cash or in Shares valued at the then Market Value thereof, or any combination thereof.

     (e) Procedure for Exercising SARs. To the extent not inconsistent herewith, the provisions of Paragraph 8(b) as to the procedure for exercising Options are incorporated by reference, and shall determine the procedure for exercising SARs.

     10.  RESTRICTED STOCK AWARDS.

     Any Share of Restricted Stock which the Committee may grant to Employees and Directors shall be subject to the following terms and conditions, and to such other terms and conditions as are either applicable generally to Awards, or prescribed by the Committee in the applicable Agreement:

     (a) Restriction Period. At the time of each award of Restricted Stock, there shall be established for the Restricted Stock a restriction period, which shall be no greater than 5 years (the "Restriction Period"). Such Restriction Period may differ among Participants and may have different expiration dates with respect to portions of shares of Restricted Stock covered by the same award.

     (b) Vesting Restrictions. The Committee shall determine the restrictions applicable to the award of Restricted Stock, including, but not limited to, requirements of Continuous Service for a specified term, or the attainment of specific corporate, divisional or individual performance standards or goals, which restrictions may differ with respect to each Participant. The Agreement shall provide for forfeiture of Shares covered thereby if the specified restrictions are not met during the Restriction Period, and may provide for early termination of any Restriction Period in the event of satisfaction of the specified restrictions prior to expiration of the Restricted Period.

     (c) Vesting upon Death, Disability, or Retirement. The Committee shall set forth in the Agreement the percentage of the award of Restricted Stock which shall vest in the Participant in the event of death, disability or retirement prior to the expiration of the Restriction Period or the satisfaction of the restrictions applicable to an award of Restricted Stock.

     (d) Acceleration of Vesting. Notwithstanding the Restriction Period and the restrictions imposed on the Restricted Stock, as set forth in any Agreement, the Committee may shorten the Restriction Period or waive any restrictions, if the Committee concludes that it is in the best interests of the Company to do so.

     (e) Ownership; Voting. Stock certificates shall be issued in respect of Restricted Stock awarded hereunder and shall be registered in the name of the Participant, whereupon the Participant shall become a stockholder of the Company with respect to such Restricted Stock and shall, to the extent not inconsistent with express provisions of the Plan, have all the rights of a stockholder, including but not limited to the right to receive all dividends paid on such Shares and the right to vote such Shares. Said stock certificates shall be deposited with the Company or its designee, together with a stock power endorsed in blank, and the following legend shall be placed upon such certificates reflecting that the shares represented thereby are subject to restrictions against transfer and forfeiture:

                  "The transferability of this certificate and the shares of stock represented thereby are subject to the terms and conditions (including forfeiture) contained in the 2002 Stock Option and Incentive Plan of Commercial Federal Corporation, and an agreement entered into between the registered owner and Commercial Federal Corporation. Copies of such Plan and Agreement are on file in the offices of the Secretary of Commercial Federal Corporation, 450 Regency Parkway, Atrium West, Omaha, Nebraska 68114".

     (f) Lapse of Restrictions. At the expiration of the Restricted Period applicable to the Restricted Stock, the Company shall deliver to the Participant, or the legal representative of the Participant's estate, or if the personal representative of the Participant's estate shall have assigned the estate's interest in the Restricted Stock, to the person or persons to whom his rights under such Stock shall have passed by assignment pursuant to his will or to the laws of descent and distribution, the stock certificates deposited with it or its designee and as to which the Restricted Period has expired and the requirements of the restrictions have been met. If a legend has been placed on such certificates, the Company shall cause such certificates to be reissued without the legend.

     (g) Forfeiture of Restricted Stock. The Agreement shall provide for forfeiture of any Restricted Stock which is not vested in the Participant or for which the restrictions have not been satisfied during the Restriction Period.

     11.  CHANGE IN CONTROL

     Notwithstanding the provisions of any Award which provides for its exercise or vesting in installments, all Shares of Restricted Stock shall become fully vested upon a Change in Control, and all Options and SARs shall be immediately exercisable and fully vested. With respect to Options, at the time of a Change in Control, the Participant shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the Market Value of the Common Stock subject to such Option over the Exercise Price of such Shares, in exchange for the cancellation of such Options by the Participant.

     12.  EFFECT OF CHANGES IN COMMON STOCK SUBJECT TO THE PLAN.

     (a) Recapitalizations; Stock Splits, Etc. The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Awards, and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (b) Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

     (c) Special Rule for ISOs.  Any adjustment  made pursuant to  subparagraphs
(a) or (b)(1) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

     (d) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

     (e) Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

     13.  NON-TRANSFERABILITY OF AWARDS.

     Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding any other provision of this Plan to the contrary, to the extent permissible under Rule 16b-3, a Participant who is granted Non-ISOs pursuant to this Plan may transfer such Non-ISOs to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust, provided that Non-ISOs so transferred may not again be transferred other than to the Participant originally receiving the grant of Non-ISOs or to an individual or trust to whom such Participant could have transferred Non-ISOs pursuant to this Paragraph 13. Non-ISOs which are transferred pursuant to this Paragraph 13 shall be exercisable by the transferee subject to the same terms and conditions as would have applied to such Non-ISOs in the hands of the Participant originally receiving the grant of such Non-ISOs.

     14.  TIME OF GRANTING AWARDS.

     The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee makes the determination of granting such Award, and the Effective Date. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

     15.  EFFECTIVE DATE.

     The Plan shall become effective immediately upon its approval by a favorable vote of stockholders owning at least a majority of the total votes cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws. No Awards may be made prior to approval of the Plan by the stockholders of the Company.

     16.  MODIFICATION OF AWARDS.

     At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall confer on the holder of said Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award. In no event, however, may the Committee or the Board reprice any outstanding Option.

     17.  AMENDMENT AND TERMINATION OF THE PLAN.

     The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Awards, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award theretofore granted.

     18.  CONDITIONS UPON ISSUANCE OF SHARES.

     (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

     (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option or SAR, the Company may require the person exercising the Option or SAR to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (c) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

     19.  RESERVATION OF SHARES.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     20.  WITHHOLDING TAX.

     The Company's obligation to deliver Shares upon exercise of Options and/or SARs or upon the vesting of Restricted Stock shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The amount of the withholding requirement shall be the applicable statutory minimum federal, state or local income tax with respect to the Award on the date that the amount of tax is to be withheld. The value of the Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     21.  NO EMPLOYMENT OR OTHER RIGHTS.

     In no event shall an Employee's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director, or any other party to continue service with the Company, the Bank, or any Affiliate of such corporations. No Employee or Director shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, an Employee or Director who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

     22.  GOVERNING LAW.

     The Plan shall be governed by and construed in accordance with the laws of the State of Nebraska, except to the extent that federal law shall be deemed to apply.

                              [FORM OF PROXY CARD]

                         COMMERCIAL FEDERAL CORPORATION

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                   MAY 14, 2002 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints Michael P. Glinsky, Robert F. Krohn and Joseph J. Whiteside, and each of them, with full power of substitution, as attorneys in fact, agents and proxies for the undersigned to vote all of the shares of Common Stock, par value $.01 per share, of COMMERCIAL FEDERAL CORPORATION (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Omaha Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska on Tuesday, May 14, 2002 at 10:00 a.m., local time, and at any and all adjournments or postponements thereof (the "Meeting") as indicated below and as directed by the Board of Directors, with respect to such other matters as may properly come before the Meeting.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY "FOR" PROPOSALS I AND II. IF OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. There is cumulative voting in the election of directors and, unless otherwise indicated by the stockholder, a vote for the nominees listed in Proposal I will give the proxies discretionary authority to cumulate all votes to which the undersigned is entitled and to allocate such votes in favor of one or more of such nominees, as the proxies may determine.

     THE UNDERSIGNED HEREBY REVOKES ANY PREVIOUS PROXIES WITH RESPECT TO THE MATTERS COVERED BY THIS PROXY.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL I AND II

I. The election as directors of all nominees listed below (except as marked to the contrary):

                  For a term to expire in 2004

                  Robert J. Hutchinson

                  For terms to expire in 2005

                  William A. Fitzgerald
                  Robert D. Taylor
                  Aldo J. Tesi

                  [  ]  FOR        [  ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

                  INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK "FOR" ABOVE AND WRITE THE NAME(S) OF THE NOMINEE(S) FOR WHICH YOU DO NOT WISH TO VOTE ON THE LINE
                                              ---
                  BELOW.

                  -------------------------------------

II. The approval of the Commercial Federal Corporation 2002 Stock Option and Incentive Plan

                  [  ]  FOR        [  ]  ABSTAIN           [  ] AGAINST

                                            Please sign exactly as your name
                                            appears on this card. Joint owners
                                            should each sign personally.
                                            Corporation proxies should be signed
                                            in corporate name by an authorized
                                            officer. Executors, administrators,
                                            trustees or guardians should give
                                            their title when signing.

                                            Date:  _____________________________

                                            Signature(s):  _____________________

                                                   _____________________________

              Please Sign, Date and Mail your Proxy Promptly in the
                         Enclosed Postage-Paid Envelope.